Exhibit 10.4

EXECUTION VERSION

Amendment No. 16

to

License Agreement dated as of November 1, 1994

by and between S&P Dow Jones Indices, LLC ("S&P")

and

Cboe Exchange, Inc. ("CBOE")

(formerly Chicago Board Options Exchange, Incorporated)

as previously amended (the “1994 Agreement”)

and

Amendment No. 3

to

Amended and Restated License Agreement dated as of September 29, 2006 by and between DJI Opco, LLC ("DJI Opco")

and

CBOE

as previously amended (the “2006 Agreement”)

This Amendment No. 16 (this “Amendment”) is made as of April 1, 2020 (the “Amendment Effective Date”) and, with respect to the 1994 Agreement, is by and between S&P and CBOE, and, with respect to the 2006 Agreement, is by and between DJI Opco and CBOE (DJI Opco being a wholly owned subsidiary of S&P, and the successor by assignment to Dow Jones & Company, Inc., the original party with CBOE to the 2006 Agreement).

WHEREAS, the 1994 Agreement as in effect prior to the date of this Amendment consists of: the License Agreement effective as of November 1, 1994 as subsequently amended by Amendment No. 1 effective January 15, 1995, Amendment No. 2 effective April 1, 1998, Amendment No. 3 effective July 28, 2000, Amendment No. 4 effective October 27, 2000, Amendment No. 5 effective March 1, 2003, Amended and Restated Amendment No. 6 effective February 24, 2009 (which implemented "Addendum No. 1"), Amended and Restated Amendment No. 7 effective February 24, 2009, Amendment No. 8 effective January 9, 2005, Amendment No. 10 effective June 19, 2009, Amendment No. 11 effective April 29, 2010, Amendment No. 12 effective March 8, 2013, Amendment No. 13 effective December 21, 2017, Amendment No. 14 effective December 20, 2018, and Amendment No. 15 effective January 15, 2019 (Amendment No. 9 effective April 23, 2007 having been terminated as of February 24, 2009);

WHEREAS, the 2006 Agreement as in effect prior to the date of this Amendment consists of: the License Agreement dated as of September 29, 2006 as subsequently amended by Amendment No. 1 made as of August 22, 2011 and Amendment No. 2 made as of December 21, 2017;

WHEREAS, S&P desires to grant and CBOE desires to receive a license for CBOE and its Affiliates to use the S&P 500 ESG Index as modified from time to time (the “S&P 500 ESG Index”), as the basis for Standardized Option Contracts to be listed for trading on an Organized Securities Market as described in the 1994 Agreement and as further set forth in this Amendment;

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WHEREAS, S&P and CBOE desire to grant cross licenses to allow the parties to create, use, license and commercialize Amendment No. 6 Indexes based on the S&P 500 ESG Index, and for CBOE and its Affiliates to create, issue, sell, list and trade Products based on such Amendment No. 6 Indexes as described in Addendum No. 1 to the 1994 Agreement and as further set forth in this Amendment; and

WHEREAS, DJI Opco desires to provide a credit towards the Annual Minimum Payment due from CBOE to DJI Opco under the 2006 Agreement, for amounts payable by CBOE to S&P under the 1994 Agreement with respect to the trading of Standardized Options Contracts based on the S&P 500 ESG Index as set forth in Section 12 below.

NOW THEREFORE, the parties agree as follows:

1.Terms that are used in this Amendment with reference to the 1994 Agreement but not modified or otherwise redefined herein shall have the respective meanings set forth in the 1994 Agreement, and terms that are used in this Amendment with reference to the 2006 Agreement but not modified or otherwise redefined herein shall have the respective meanings set forth in the 2006 Agreement.
2.The recitals of the 1994 Agreement are hereby amended so that the defined term “S&P Indexes” includes the S&P 500 ESG Index, and the defined term “S&P Marks” includes the designation “S&P 500 ESG Index”.
3.S&P and CBOE agree that Exhibit C to the 1994 Agreement is deleted from the 1994 Agreement in its entirety and replaced with the Exhibit C attached hereto, in order that the S&P 500 ESG Index be included together with the Select Sector Indices as S&P Indexes referred to in the 1994 Agreement (the Select Sector Indices and the S&P 500 ESG Index together may hereinafter be referred to as the “Exhibit C Indexes”).
4.S&P and CBOE agree that paragraph 1(h) in the 1994 Agreement is hereby amended to read in its entirety as follows:

(h)“Mini-SPX Contract” shall mean, with respect to the S&P 500 Index, the S&P 500 ESG Index or any of the Select Sector Indices, a Standardized Option Contract that is based on reduced values of such index that are calculated by multiplying the values of such index as published by S&P by a decimal value equal to 0.2 or smaller.

5.S&P and CBOE agree that paragraph 3(h) in the 1994 Agreement is hereby amended to read in its entirety as follows:

(h)Subject to the terms and conditions of this Agreement, S&P hereby grants to CBOE a non-transferable, non-assignable, non-sub-licensable, license, with respect to each of the indexes listed in Exhibit C hereto and such modified or successor indexes as they exist from time to time (such indices, collectively, “Exhibit C Indexes”), for CBOE and its Affiliates to use each of the Exhibit C Indexes as the basis for Standardized Option Contracts to be listed for trading on an Organized Securities Market in the United States and to use and refer to the S&P Marks associated with the Exhibit C Indexes in connection with the trading, marketing and promotion of such Standardized Options Contracts and with making disclosure about such Standardized Options Contracts as CBOE and its Affiliates deem necessary or desirable under any applicable laws, rules or regulations in order to indicate the source of the Exhibit C Indexes. The foregoing

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license for use of the Exhibit C Indexes in creating, issuing and listing for trading Standardized Option Contracts in the United States shall be exclusive for so long as the license granted to CBOE with respect to the S&P 500 in paragraphs 3(a) and 3(c) of this Agreement is exclusive in the United States, shall be subject to all of the terms and conditions of this Agreement (including Addendums hereto) that apply to use of the S&P 500 Index for Standardized Option Contracts and related Amendment No. 6 Indexes (including without limitation, with respect to the license fees payable by one party to the other party), except that Section 6(d) shall not apply to any Exhibit C Indexes, and Sections 3(m) and 3(n) shall not apply to the S&P 500 ESG Index. For the avoidance of doubt, Standardized Option Contracts based on the Exhibit C Indexes and Products based on Amendment No. 6 Indexes based directly or indirectly on the Exhibit C Indexes shall not be SPX Min/Max Products or VIX Min/Max Products.

6.S&P and CBOE agree that paragraph 3(n) in the 1994 Agreement is hereby amended to read in its entirety as follows:

(n) Unless it has obtained CBOE's prior written consent, S&P shall not grant any third party a license to use the S&P 500 Index or the Select Sector Indices in connection with trading Standardized Option Contracts outside the United States for so long as the license granted to CBOE with respect to the S&P 500 remains exclusive in the United States. At the request of CBOE, S&P will grant an exclusive license for CBOE and/or Affiliates of CBOE to use those S&P Indexes for which an exclusive worldwide license was in effect immediately preceding December 21, 2017 and the Select Sector Indices for Standardized Options Contracts traded on an Organized Securities Market in a territory outside the United States if there is no applicable local proposed, pending or existing legislation on the date of grant or known date in the future that, either (i) would prohibit or treat as unlawful the grant of such a license to CBOE, or (ii) as a result of the license to CBOE, would require that S&P grant a similar non-exclusive license to third parties.

7.The first paragraph of Addendum No. 1 to the 1994 Agreement (entitled “Purpose of Addendum No. 1”) is hereby amended so that the defined term “Underlying S&P Indexes” includes each of the Exhibit C Indexes.
8.Paragraph 1(o) of Addendum No. 1 to the 1994 Agreement is hereby amended to read in its entirety as follows:

(o)“S&P Amendment No. 6 Marks” means the S&P trademarks “Standard & Poor’s”, “S&P”, “S&P 500”, “S&P 100”, “Select Sector”, “S&P 500 ESG” and any other trademark that the parties hereafter agree in writing shall constitute an S&P Amendment No. 6 Mark for purposes of this Amendment No. 1.

9.Notwithstanding anything to the contrary in the 1994 Agreement, any registrations with respect to the mark “S&P 500 ESG Index” shall be sought and maintained and any enforcement of the “S&P 500 ESG Index” mark shall be enforced solely within S&P’s discretion.
10.CBOE shall be the “Benchmark Administrator” (as the term is defined under the IOSCO Principles for Financial Benchmarks (“IOSCO Principles”), and the European Benchmarks Regulation (“BMR”), as applicable) with respect to all CBOE Amendment No. 6 Indexes (including those based on the Exhibit C Indexes), and CBOE shall implement and maintain calculation systems and procedures that comply with the IOSCO Principles, the

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BMR and all applicable laws, rules and regulations, with respect to the CBOE Amendment No. 6 Indexes based on the Exhibit C Indexes.  In connection with its role as Benchmark Administrator:

a.S&P shall have the right, upon at least thirty (30) days prior written notice, during CBOE’s normal business hours and at S&P’s expense, to review and inspect CBOE’s calculation systems and procedures and business records and procedures, solely to the extent necessary in order to determine whether CBOE is calculating the Amendment No. 6 Indexes in accordance with the requirements of this Section 10, and applicable law and regulations (such review, an “S&P Calculation Inspection”).  Such S&P Calculation Inspection will be subject to CBOE’s reasonable confidentiality, compliance, and site security policies, and staff availability.  In the event that the S&P Calculation Inspection reveals errors, deficiencies, or conflicts of interests in CBOE’s calculation systems and procedures, the parties will cooperate and collaborate to expediently resolve any such issues.  CBOE agrees to give commercially reasonable consideration and attention to S&P's request(s) to make specified modifications to its calculation systems and procedures consistent with industry best practices and applicable law.

b.CBOE will notify S&P as soon as reasonably practicable of any development that is likely to have a material impact on CBOE’s ability to effectively carry out the calculation and distribution with respect to the Amendment No. 6 Indexes in compliance with applicable law and regulatory requirements. Upon prior written notice from S&P, CBOE shall use reasonable efforts to cooperate with any request for information from the relevant competent authority in connection with the calculation and distribution of the Amendment No. 6 Indexes that are registered benchmarks under BMR.

c.In addition, with respect to Amendment No. 6 Indexes that have been registered under BMR, CBOE shall grant to S&P and the representative(s) of the relevant competent authority (“Representative(s)”), access (i) to data relating to the calculation and distribution of the Amendment No. 6 Indexes and (ii) to its premises insofar as such access is necessary to enable the Representatives to fulfill their regulatory functions pursuant to BMR. Unless otherwise required (1) by BMR and/or any other relevant law or regulation and/or (2) by any relevant competent authority under BMR: (A) S&P shall provide CBOE with (i) at least thirty (30) days prior written notice of its own request or (ii) prompt notice of any request received by S&P from a competent authority, for access to CBOE’s premises; (B) such access shall be granted by CBOE to S&P and to the relevant competent authority only at reasonable times during the business hours of the relevant  premises and to a reasonable number of persons representing S&P and/or Representatives; (C) S&P shall comply with CBOE’s policies on physical and information security and any other reasonable requests to protect information security or commercially sensitive information; (D) access will be granted by CBOE to documents and other data only insofar as it is specifically relevant to the calculation and distribution of the Amendment No. 6 Indexes and such data may be redacted to the extent that it contains commercially sensitive proprietary information; and (E) no copies of CBOE data shall be made or removed from CBOE’s premises without CBOE’s written consent.

11.S&P and CBOE hereby agree to enter into an amendment to the Derivative Index License Agreement dated February 24, 2009 between CBOE and S&P Opco, LLC (as successor in interest to Standard & Poor’s Financial Services LLC) (the “DILA”) in order to memorialize their agreement that the parties be able to create, use, license and commercialize Derivative Indexes based on the S&P 500 ESG Index and Products based on such Derivative Indexes, subject to all of the terms and conditions that apply to the license granted in the DILA with respect to using the S&P 500 Index and/or financial interests based on the S&P 500 Index among the inputs to create Derivative Indexes and Products, including without limitation, with respect to the fees payable by one party to the

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other party (as stated in Exhibit D to the DILA).  The aforementioned amendment shall include the following terms

a.CBOE will be the Benchmark Administrator (as the term is defined under the IOSCO Principles and BMR, as applicable) with respect to any CBOE Derivative Index based on the S&P 500 ESG Index, and CBOE will comply with the IOSCO Principles and applicable laws, rules and regulations with respect to such CBOE Derivative Indexes.

b.The parties shall incorporate the terms set forth in Section 10 above with respect to the CBOE Derivative Indexes based on the S&P 500 ESG Index.

12.DJI Opco acknowledges and agrees that any amounts hereafter payable by CBOE to S&P for 2020 forward under the 1994 Agreement with respect to the trading of Standardized Options Contracts on the markets of CBOE and Affiliates of CBOE based on the S&P 500 ESG Index (including without limitation corresponding Mini-SPX Contracts), for which fees are payable to S&P, shall be applied toward the Annual Minimum Payment described in Exhibit B to the 2006 Agreement paid to DJI Opco for such year. DJI Opco and CBOE agree that the license fees specified in Exhibit B to the 2006 Agreement (including the Per Contract Fee and Annual Minimum Payment amounts) and the other provisions of the 2006 Agreement not expressly modified by this Amendment will continue in effect.
13.Notwithstanding anything to the contrary in the 1994 Agreement or this Amendment (including, without limitation, the Addenda, Schedules and Exhibits thereto), CBOE acknowledges and agrees that as of the date of this Amendment, the license to use the S&P 500 ESG Index for Standardized Options Contracts granted under the 1994 Agreement shall be limited to the United States. In addition, notwithstanding anything to the contrary in the 1994 Agreement, as amended, paragraphs 3(m) and 3(n) of the 1994 Agreement shall not apply to the S&P 500 ESG Index.
14.Each party acknowledges and agrees that damages would not be an adequate remedy for any breach of Section 13 of this Amendment and that S&P shall be entitled to the remedies of injunction, specific performance and other equitable relief for any threatened or actual breach of those sections.

[signature page follows]

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The terms and conditions of this Amendment are hereby acknowledged and agreed to:

S&P DOW JONES INDICES, LLC		CBOE EXCHANGE, INC.

Signature:	/s/ Jamie Farmer	Signature:	/s/ John F. Deters
Name:	Jamie Farmer	Name:	John F. Deters
Title:	Chief Commercial Off.	Title:	EVP, CSO
Date:	5/27/2020	Date:	May 26, 2020

DJI OPCO, LLC

Signature:	/s/ Jamie Farmer
Name:	Jamie Farmer
Title:	Chief Commercial Officer
Date:	5/27/2020

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EXHIBIT C

Exhibit C Indices

The following Exhibit C Indexes are “S&P Indexes” as referred to in the Agreement:

Select Sector Indices	Ticker
Financial Select Sector Index	IXM
Energy Select Sector Index	IXE
Technology Select Sector Index	IXT
Health Care Select Sector Index	IXV
Utilities Select Sector Index	IXU
Consumer Staples Select Sector Index	IXR
Industrials Select Sector Index	IXI
Consumer Discretionary Select Sector Index	IXY
Materials Select Sector Index	IXB
Real Estate Select Sector Index	IXRE
Communications Services Select Sector Index	IXC

Other S&P Indexes	Ticker
S&P 500 ESG Index	SPXESUP

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